JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

Supplement dated January 20, 2015 to the

Prospectuses dated November 1, 2014, as supplemented

Effective immediately, the first two paragraphs under “The Fund’s Investment Adviser and Sub-advisers” in “The Funds’ Management and Administration” section of each prospectus are hereby deleted in their entirety and replaced with the following:

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund, and J.P. Morgan Private Investments Inc. (JPMPI); Capital Guardian Trust Company-Personal Investment Management Division (Capital); TimesSquare Capital Management, LLC (TimesSquare) and T. Rowe Price Associates, Inc. (T. Rowe Price) are the investment sub-advisers. JPMPI, Capital, TimesSquare and T. Rowe Price are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of each Fund among JPMPI, Capital, TimesSquare and T. Rowe Price will be determined by JPMIM, subject to the review of the J.P. Morgan Funds’ Board of Trustees. JPMIM, not the Fund, will pay the sub-advisers for their services.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMPI is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is located at 270 Park Avenue, New York, NY 10017; JPMPI is located at 270 Park Avenue, New York, NY 10017; Capital is located at 333 South Hope Street, Los Angeles, CA 90071; TimesSquare is located at 7 Times Square, 42nd Floor, New York, NY 10036 and T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-ACCESS-115

JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

Supplement dated January 20, 2015

to the Statement of Additional Information

dated November 1, 2014

Effective immediately, the fourth paragraph under “Miscellaneous” in the “GENERAL” section is deleted in its entirety and replaced with the following:

J.P. Morgan Investment Management Inc. (“JPMIM”) is the investment adviser to the Funds, and J.P. Morgan Private Investments Inc. (“JPMPI”); Capital Guardian Trust Company (Capital); TimesSquare Capital Management, LLC (TimesSquare) and T. Rowe Price Associates, Inc. (T. Rowe Price) are the investment sub-advisers. Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by JPMPI or JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMPI, and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI, Capital, TimesSquare and T. Rowe Price are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.” Effective January 1, 2010, the investment advisory business of JPMorgan Investment Advisors Inc. (“JPMIA”), which was the adviser for certain of the J.P. Morgan Funds, was transferred to JPMIM and JPMIM became the investment adviser for the J.P. Morgan Funds that were previously advised by JPMIA.

Also effective immediately, the “Sub-advisers” section in the “INVESTMENT ADVISER AND SUB-ADVISERS” section is deleted in its entirety and replaced with the following:

The following serve as sub-advisers to the Funds: JPMPI, Capital, TimesSquare and T. Rowe Price. Capital, TimesSquare and T. Rowe Price (“Unaffiliated Sub-advisers”) are each independent of JPMIM and discharge their responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which pays each sub-adviser’s fees. Capital is an SEC registered investment adviser, founded in 1968 with approximately $41.81 billion in assets under management as of June 30, 2014. Capital participates in equity and fixed-income markets in both developed and emerging market economies on behalf of a diverse group of clients. Capital is a wholly-owned subsidiary of Capital Group International, Inc., which in turn is owned by The Capital Group Companies, Inc. (“CGC”). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. The firm has been privately held since its inception and has no plans to change its ownership structure. A broad group of key investment and administrative professionals have equity participation, with 100% of the company owned by active associates and recent retirees. TimesSquare is an SEC registered investment adviser with a focus on institutional clients, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., which managed $19.3 billion in assets as of June 30, 2014. TimesSquare is an autonomous and independently operated majority-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company (NYSE: AMG) with equity investments in a diverse group of investment firms, including TimesSquare. T. Rowe Price is an SEC registered investment adviser, founded in 1937 with $738.4 billion in assets under management as of June 30, 2014. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. The Unaffiliated Sub-advisers are each paid monthly by JPMIM a fee equal to a percentage of the daily net assets of the Funds allocated to each Unaffiliated Sub-adviser, respectively. JPMIM paid the following fees to JPMPI and the Unaffiliated Sub-advisers during the most recent fiscal years ended June 30:

	Fiscal Year Ended 6/30/12		Fiscal Year Ended 6/30/13		Fiscal Year Ended 6/30/14
Fund	JPMPI	Unaffiliated Sub-advisers	JPMPI	Unaffiliated Sub-advisers	JPMPI	Unaffiliated Sub-advisers
Access Balanced Fund	$6,824,442.14	$1,433,633.63	$6,232,253.43	$967,539.06	$4,083,544.85	$1,083,611.72
Access Growth Fund	5,208,030.14	1,074,143.07	4,989,256.36	788,510.61	3,465,865.24	1,217,348.33

SUP-SAI-ACCESS-115

For more information about the investment adviser and sub-advisers, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

Also effective immediately, all language regarding the proxy voting policies for Manning and Napier Advisors LLC at the beginning of “APPENDIX I-A” is hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE